Exhibit 10.39

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

MASTER SERVICES AGREEMENT AND STATEMENT OF WORK ADDENDUM

This addendum agreement dated July 10, 2020 is entered into by Milk Makeup LLC (“MILK MAKEUP”) and .com Distribution (DOTCOM) for the purpose of amending the MASTER SERVICES ARGEEMENT dated July 13, 2017 and the Pricing Schedule in the corresponding Statement of Work. DOTCOM and MILK MAKEUP desire to amend the agreement as designated in this addendum.

WHEREAS, DOTCOM and MILK MAKEUP desire to amend the Agreement in the manner provided for in this Addendum.

NOW THEREFORE, the parties hereto hereby agree as follows:

1.	Amendment to Section 4.1 Term and Renewal. Section 4.1(a) Term and Renewal of the Agreement is hereby amended and replaced in its entirety with the following:

(a)	The renewal term of this Agreement (the “Term”) shall begin October 14, 2020 and continue until December 31, 2023 unless earlier terminated in accordance with this Article IV.

2.	Amendment to Section 4.2 Termination. Section 4.2(c) Termination is hereby amended and replaced in its entirety with the following:

(c) Convenience. By MILK MAKEUP or DOTCOM with one hundred and fifty (150) days written notice.

3.	Except as set forth herein, each Party agrees that it shall forever release, waive, and discharge any and all claims and demands whatsoever, whether known or unknown, that it now has, ever had, or in the future may have against the other Party arising from or relating to acts, omissions, or events that occurred prior to the date of this Master Services Agreement Amendment. This release is not intended and shall not be construed to release, waive, or discharge: (i) MILK MAKEUP obligation to pay for services performed by DOTCOM prior to the date of this Fulfillment Services Agreement Amendment, regardless of whether the services were invoiced before or after the date of this Fulfillment Services Agreement Amendment; or (ii) any of DOTCOM’S rights and remedies with respect to any failure by MILK MAKEUP to pay for services DOTCOM performed prior to the date of this Master Services Agreement Amendment.

4.	Amendment to Exhibit A Statement of Work. Section 8 Pricing Schedule of the Statement of Work is hereby amended and replaced in its entirety with the following:

8. Pricing Schedule

Receiving & Storage	Dotcom Rate		Unit of Measure	Assumptions
Unit Receiving	$	[****]	Per Unit	Assumes all units are standard sized, received against a PO/ASN, barcoded, and in sellable condition. No serial, lot tracking, or similar capture & entry at time of receipt.
Case Pack Receiving	$	[****]	Per Carton	Assumes single SKU cartons of standard sized items, received against a PO/ASN, units barcoded, and in sellable condition. No serial, lot tracking, or similar capture & entry at time of receipt.
Pallet Receiving	$	[****]	Per Pallet	Supplies, Materials and receipts of standard sized, single SKU pallets against a PO/ASN, with units barcoded, and in sellable condition. No serial, lot tracking, or similar capture & entry at time of receipt.
Unit Storage	$	[****]	Per Unit Per Month	Planning for up to 1.5M units on hand at any point with much in bulk storage for B2B
Monthly Location Storage	$	[****]	Per SKU	Assumes up to 200 SKUs
Inactive SKU Storage	$	[****]	Per SKU Per Month	Surcharge against standard sized SKUs that have not had sales activity within 60 days and not removed from pickable location following 30 days’ notice.
Monthly Pallet Storage	$	[****]	Per Pallet	Supplies, Materials and Reserves
B2C
Order Management	$	[****]	Per Order	Assumes all orders received electronically (i.e. via Dotcom API). No serial, lot tracking, or similar data capture requirements.
Pick/Pack/Ship -- first item + 1 blind insert	$	[****]	First Item	Includes wrapping all product together in single geami paper (or similar) or using paper as void fill. Insert of products in PVC bag and insert of single blind marketing insert (i.e. sticker or post card) and insert of packing slip.
Pick/Pack/Ship -- each additional item	$	[****]	Each	Program assumes 1 additional product items per order.
Pick/Pack/Ship -- each sample item	$	[****]	Each	Insert of standard packette sized and/or deluxe (i.e. vial) sample from specific sample SKUs
Gift Messaging -- on pack slip	[****]			Requires gift message received as part of electronic order file (i.e.. via Dotcom API) and meets all Dotcom packing slip requirements.
Gift Message Cards				Quoted based on stock, volume, and customer experience
B2B
Order Management	$	[****]	Per Order	Assumes all orders received electronically (i.e. via Dotcom API)
Pick/Pack/Ship - First Unit / New Line	$	[****]	Per Line	Applied to each new line of a unit picked for a B2B order
Pick/Pack/Ship - Additional Units / Same Line	$	[****]	Per Unit / Same Line	Applied to each additional same SKU unit picked for a B2B order. Assumes only 10% pick/pack/ship units and that B2B orders average approximate 28 same SKU unit picks per order.
Pick/Pack/Ship - Cartons	$	[****]	Per Carton	Assumes single SKU cases and 90% case pack
Bill of Lading	$	[****]	Per Order	Typically for LTL Orders
Small Carrier Manifesting	$	[****]	Per Carton	Typically for orders shipped via small carrier
UCC 128/Custom Labels	$	[****]	Per Carton	Print and Apply of Label to Carton Only. Does not include any manual capture or entry.
Returns
B2C Returns Processing	$	[****]	Per Unit	Inspection, disposition, and return to stock of resalable items. Does not include refurbishment. Planning for undeliverables only.
B2B Returns Processing	$	[****]	Per Hour	Dotcom can build to a unit rate once the program is established. Planning for 5% returns B2B.

Miscellaneous
Weekly Account Management – per account		[****]	Weekly	Named client relations team and floor supervision. Client relations responsible for SLA reporting, collecting forecasts, program planning, end of day reporting, weekly/monthly meetings, QBRs.
Special Projects: programming, project management		[****]	Per Hour
Production/Kitting	Quoted		Project	Ongoing production projects to be scoped and quoted at unit rates against minimum volumes. One off production to be quoted at project rate.
Materials and Supplies	[****]			Should Dotcom be responsible for ordering of supplies and material (i.e. corrugate, fill, tape, etc...?)
Inventory Management	N/C			Dotcom manages internal integrity of inventory through a cycle counting program. Program to be designed during implementation.
Physical Inventory -- upon request	Quoted			To be scoped, quoted, and scheduled on a need be basis.
Gift Wrapping	$	[****]	Per Item	Subject to Dotcom approval of materials and experience
Gift Boxing	$	[****]	Per Element	Subject to Dotcom approval of materials and experience
Ticketing/Hang Tags	$	[****]	Per Unit	Application of ticket or hang tag to a unit
Additional Standard Size Inserts	$	[****]	Per Insert	Subject to Dotcom Approval. Blind insert/postcard sized
Labeling at Receiving	$	[****]	Per Unit	Applying a sku barcode to a received product. Service limited to small quantities. Larger quantities typically sent to production/quote process.
Lot Tracking Capture	$	[****]	Per Entry	Capturing lot tracking information at time of receipt
Oversized Item Management	Quoted		Various	Surcharges mutually agreed upon and applied should Dotcom be responsible for receipt, storage, and fulfillment of to be determined Oversized products
3rd Party Drop Shipping	Quoted		TBD	Pack out of 3rd party ecommerce order quoted based on volumes, forecast consistency, and pack out requirements.
Warehouse Labor	$	[****]	Hour	Repackaging, refurbishing, labeling, preparation of non-standard or problem receipts, as well as, any labor associated with tasks not otherwise itemized in this rate card (i.e. serialization requirements).
Manual Order Entry	$	[****]	Per File	Batch order file sent to Dotcom as an exception to normal electronic file transfer. File to include no more than 100 orders per file.
Set-up of EDI Trading Partner	$	[****]	Per Trading Partner	Initial Set Up Fee of a trading partner in Dotcom’s EDI Platform. Does not include testing/integration fees.
Monthly EDI Trading Partner Fee	$	[****]	Per Month/Partner	Monthly fee per trading partner set up in Dotcom’s EDI platform
EDI Transaction Fee	$	[****]	Per EDI Transaction	Transaction fee for EDI transaction received or sent by Dotcom
International Shipping/APO/FPO	$	[****]	Order
Freight	[****]			Should Dotcom’s discounted shipping rates be utilized

Receiving Offsets

Item ID#	Description	U/M	Dotcom
1201	No PO in System At Time of Delivery	Per PO	[****]
1202	Un or Mis Marked Units/Bundles	Per PO	[****]
1203	Over/Short Resolution	Per PO	[****]
1204	Missing Cross Reference	Per UPC	[****]
1205	Items not on PO	Per PO	[****]
1206	Un or Mis Marked Carton/s	Per PO	[****]
1207	Quality Problems (Damaged/Dirty) Resolution	Per Carton	[****]
1208	No Packing Slip or Missing/lncorrect Info	Per PO	[****]
1209	Non-Standard Pallet/s	Per Pallet	[****]
1210	Un Planned Delivery/No Appointment	Per PO	[****]
1211	Duplicate UPC in System	Per UPC	[****]
1212	Late Delivery (1.5+ hrs.)	Per PO	[****]
1213	Cancelled/RTV PO	Per PO	[****]
1214	Future Receipt Hold (Hold on Dock Request)	Per Delivery	[****]
1215	Un-Scheduled Floor Loaded Container	Per Delivery	[****]
1216	Delivery Date Missed/No Show	Per Delivery	[****]
1217	Overweight Carton (50l b+)	Per Carton	[****]

Note:

Additional Services -- Pricing currently in effect, as of the addendum date, for services not specifically identified in the Pricing Schedule will remain the effective rates.

Inactive Inventory Storage -- Products are defined as “Inactive ” when there have been less than 5 units sold in the prior 120 days and the associated charges for storage will be applied as outlined in the schedule above. Dotcom also reserves the right to remove inactive skus/products from forward picking locations and move to reserve “unavailable ” locations at Milk Makeup’s expense. Should Milk Makeup wish to move products from an unavailable reserve location to an available forward pick location, this will also be done at Milk Makeup’s expense. For the elimination of doubt, unavailable is defined as a product status, which will identify specific items as not being available to sell or allocate to sales orders with the exception of bulk transfer or liquidation orders. Orders transmitted to Dotcom for unavailable products will be held in a backorder status.

Agreed to by:
.com Distribution		MILK MAKEUP, LLC

By:	/s/ Maria Haggerty	By:	/s/ Steve Nguyen
Name: Maria R. Haggerty		Name: Steve Nguyen
Title: CEO		Title: CFO

Dated:	9-1-20	Dated:	8.26.20

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